Summary Prospectus

Bitwise Proficio Currency Debasement ETF

(NYSE Arca—BPRO)

January 20, 2026

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, reports to shareholders, and other information about the Fund online at https://www.BPROetf.com. You can also get this information at no cost by calling (866) 880-7228 or by sending an email request to investors@bitwiseinvestments.com. The Fund’s prospectus and statement of additional information, both dated January 20, 2026, are incorporated by reference into this summary prospectus.

Bitwise Proficio Currency Debasement ETF

Investment Objective

The Fund’s primary investment objective is to provide capital appreciation.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Fund Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.85%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses(1)	0.00%
Acquired Fund Fees and Expenses(1)	0.11%
Total Fund Operating Expenses	0.96%
(1)	“Other Expenses” and “Acquired Fund Fees and Expenses” are estimates based on the expenses the Fund expects to incur for the current fiscal year.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Fund Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Year 1	Year 3

$98	$306

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. Because the Fund has not yet commenced operations, portfolio turnover information is unavailable at this time.

Principal Investment Strategies

The Fund is an actively managed ETF that seeks to provide capital appreciation through investments in instruments that are likely to increase in value as a result of a decline in value or purchasing power of major currencies, including the U.S. dollar, a phenomenon referred to as “currency debasement.” Currency debasement may arise as a result of inflation, excessive money supply growth or governmental policies that undermine confidence in major currencies, among other causes. The Fund’s investment adviser, Bitwise Investment Manager, LLC (“BIM” or the “Adviser”), and investment sub-adviser, Proficio Capital Partners LLC (“Proficio” or the “Sub-Adviser”), seek to construct the Fund’s portfolio such that it has exposure to certain asset classes that are, in the determination of the Adviser and/or Sub-Adviser, best positioned to increase in value as a result of currency debasement. Such assets include precious metals, cryptocurrencies, certain currencies and structured products that seek to provide investment returns consistent with the Fund’s objective. The Fund will seek exposure to these asset classes through utilization of one or more of the following investment instruments:

1.	Exchange-traded products (“ETPs”). The Fund will invest in ETPs that directly hold precious metals (such as gold, silver, platinum, palladium) or cryptocurrencies (such as bitcoin) judged by the Adviser or Sub-Adviser to be more likely to maintain their value over time, referred to as “store-of-value cryptocurrencies,” such as bitcoin (each, a “Commodity ETP”). The Fund may invest in Commodity ETPs that utilize derivatives and employ leveraged and inverse investment strategies.

2.	Exchange-traded funds (“ETFs”) registered under the Investment Company Act of 1940 (the “1940 Act”). The Fund may invest in ETFs that invest at least 80% of their net assets in companies principally engaged in the mining of gold, silver or other precious metals (“Precious Metal Mining Companies”) or ETFs that utilize derivatives to provide inverse or leveraged exposure to Precious Metal Mining Companies (each, a “Commodity Miner ETF”).

3.	Equity and debt securities. The Fund may invest in the equity or debt securities issued by Precious Metal Mining Companies and companies principally engaged in the mining of store-of-value cryptocurrencies, such as bitcoin (“Crypto Mining Companies,” and with Precious Metal Mining Companies, “Mining Companies”).

4.	Sovereign debt securities. The Fund may invest in debt securities issued by governments or their instrumentalities and agencies.

5.	Currencies. The Fund may hold U.S. dollars and other non-U.S. currencies.

6.	Structured products. The Fund may invest in structured products issued by financial institutions that provide a return linked to the performance of reference assets such as precious metals or digital assets. Such products may seek to provide returns that modify the performance characteristics of the underlying reference assets, for example, by limiting the losses and/or capping the gains a direct investment would produce. The Fund will generally invest in structured notes providing a return based on the performance of an index or index-tracking ETF, but may also invest in structured notes based on the return of one or more individual companies (such as Precious Metal Mining Companies or Crypto Mining Companies).

7.	Options. The Fund may utilize options contracts, including options structured as both short and long calls and puts. A long call is an options strategy where the investor buys a call option, gaining the right to purchase the underlying asset at a set strike price. A short call involves selling a call option, obligating the seller to deliver the asset if exercised. A long put is when the investor buys a put option, giving them the right to sell the underlying asset at a specified strike price. A short put entails selling a put option, obligating the seller to buy the asset if exercised. Each position reflects different expectations about the future price movement of the underlying asset.

The Fund does not have a pre-determined allocation between the various asset classes. Instead, the Fund’s allocation will be based upon a “top down” and “bottom up” investment methodology that incorporates both macroeconomic views and proprietary quantitative modeling to determine investment vehicle selection. The Adviser and Sub-Adviser will review the Fund’s portfolio at least weekly in determining the allocation of the Fund’s investments.

The Fund will not invest directly in bitcoin or any other cryptocurrency.

The Fund’s investments will be concentrated in investments that provide exposure to gold.

Additional Information Regarding Commodity ETPs

Certain of the ETPs in which the Fund may invest are organized as Delaware statutory trusts registered under the Securities Act of 1933 (the “Securities Act’), issuing shares that represent fractional, undivided beneficial interests in their respective net assets, which consist almost exclusively of a precious metal (such as gold, silver, platinum, palladium), a cryptocurrency (such as bitcoin) or other commodities, as applicable (“U.S. ETPs”). Such ETPs are also registered under the Securities Exchange Act of 1934 (the “Exchange Act”) and are subject to the informational requirements of the Exchange Act.

Certain other ETPs in which the Fund may invest are structured as closed-end mutual fund trusts that are registered with the Ontario Securities Commission (“OSC”) and whose units are listed for trading on the Toronto Stock Exchange (“Canadian ETPs”). Canadian ETPs may be offered to U.S. investors (such as the Fund) through a registration under the Securities Act available to certain Canadian issuers under the U.S.-Canada Multijurisdictional Disclosure System (“MJDS”). Under the MJDS, Canadian ETPs’ primary disclosure obligations are under Canadian securities law. Such disclosure is typically less detailed and less frequent than U.S. disclosure reporting obligations.

Certain other ETPs in which the Fund may invest are organized under the laws of various European jurisdictions and are registered for public offering in Europe (“European ETPs”). These ETPs may be structured as exchange-traded notes, exchange-traded products or similar vehicles, and their securities are listed for trading on European regulated markets, such as the SIX Swiss Exchange, Deutsche Börse, or Euronext. Shares or units of these European ETPs represent fractional, undivided beneficial interests in their respective assets. European ETPs are subject to the disclosure and reporting requirements of the relevant European regulatory authorities, which may differ from, and in certain respects be less detailed or less frequent than, the disclosure and reporting obligations applicable to U.S. ETPs or Canadian ETPs.

Regardless of the organizational form of the Commodity ETPs, they are not registered as investment companies under the 1940 Act, and thus investors in such ETPs (such as the Fund) are not given the protections of 1940 Act-registered investment vehicles. Additionally, their sponsors are not registered with the SEC as investment advisers and are therefore not subject to SEC regulation in that capacity with respect to their activities related to managing the Commodity ETPs. Moreover, the Commodity ETPs are not classified as commodity pools under the Commodity Exchange Act of 1936 (the “CEA”), and consequently, the sponsors are not regulated by the Commodity Futures Trading Commission (the “CFTC”) as commodity pool operators or commodity trading advisors with respect to their operation of the Commodity ETPs.

Additional Information Regarding Structured Products

Structured notes are debt securities, typically issued by financial institutions that offer a return based on underlying securities, ETFs, interest rates, commodities, currencies or other financial instruments or a combination thereof.

Principal Risks

As with all investments, there are certain risks of investing in the Fund. Fund Shares will change in value, and you could lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The order of the risk factors set forth below does not indicate the significance of any particular risk factor.

Market Risk. Market risk is the risk that a particular investment, or Fund Shares in general, may fall in value. Securities are subject to market fluctuations caused by real or perceived adverse economic, political, and regulatory factors or market developments, changes in interest rates, disruptions to trade, impositions of tariffs and perceived trends in securities prices. Fund Shares could decline in value or underperform other investments. In addition, local, regional or global events such as war, acts of terrorism, market manipulation, government defaults, government shutdowns, regulatory actions, political changes, diplomatic developments, the imposition of sanctions and other similar measures, spread of infectious diseases or other public health issues, recessions, natural disasters, or other events could have a significant negative impact on the Fund and its investments. Any of such circumstances could have a materially negative impact on the value of Fund Shares, the liquidity of an investment, and may result in increased market volatility. During any such events, Fund Shares may trade at increased premiums or discounts to their net asset value, the bid-ask spread on Fund Shares may widen and the returns on investment may fluctuate.

Gold Risk. Gold prices are affected by the physical supply of gold from mining and recycling, as well as demand from sectors such as jewelry, technology and central bank purchases. Changes in production levels, mining costs and geopolitical developments in gold-producing countries may materially impact supply. Additionally, gold is often viewed as a hedge against inflation and currency devaluation. Accordingly, changes in interest rates, inflation expectations or monetary policy actions by central banks can significantly affect gold prices. A rise in interest rates may reduce the appeal of gold, which does not produce interest income. Gold is also commonly perceived as a “safe haven” asset during periods of political instability, market stress or global economic downturns. However, there is no guarantee that gold will provide the sought-after returns during such periods. Conversely, during periods of economic expansion or risk-on sentiment, investor demand for gold may diminish, adversely affecting its price. Changes in regulations affecting gold trading or the taxation of precious metals may also affect the market for gold and, therefore, the Fund’s performance. If the value of gold declines, or if the price of gold fails to rise during periods of inflation, currency devaluation or financial stress, the Fund’s investments could underperform or experience significant losses. There is no assurance that gold will maintain its historical role as a store of value or inflation hedge in future market environments.

Bitcoin Risk. Bitcoin remains a volatile and evolving asset subject to significant market fluctuations, uncertainty and speculative investment interest. Although increased institutional adoption and regulatory clarity have recently improved market stability and broader acceptance, the value of bitcoin continues to be influenced substantially by market sentiment, speculative demand and macroeconomic factors rather than traditional fundamental analysis alone. The further development and sustained acceptance of the Bitcoin network are dependent on a variety of complex factors, including technological advancements, regulatory developments, institutional participation and broader public adoption. While regulatory oversight of bitcoin and related digital assets has notably increased, particularly in jurisdictions like the United States and Europe, the global regulatory landscape remains fragmented. Sudden or significant regulatory actions, including new legislation, enforcement actions against key market participants, or policy shifts, can still materially impact bitcoin’s valuation and liquidity. Bitcoin markets remain susceptible to manipulation, fraud, theft, cybersecurity incidents and operational disruptions, especially on trading platforms that lack robust regulatory oversight or proper cybersecurity standards. Furthermore, a significant concentration of bitcoin holdings among a limited number of large holders, often referred to as “whales,” continues to pose risks of price volatility or manipulation through coordinated transactions. Technological risks remain inherent in bitcoin and its underlying blockchain network. While advancements such as Layer 2 scaling solutions (e.g., the Lightning Network) have made meaningful progress toward addressing scalability and usability concerns, these technologies are still evolving and carry risks of technical vulnerabilities, hacking and operational failures that may undermine confidence or negatively affect bitcoin’s value. The potential for blockchain forks, where disagreements among developers and stakeholders lead to competing blockchains, continues to exist. Although fewer contentious forks have occurred in recent times, such events could reoccur, introducing market confusion, diluting value or weakening confidence in the Bitcoin blockchain. Competition from alternative blockchain networks and digital assets remains strong. Networks like Ethereum and other blockchain platforms with smart contract capabilities, privacy features or superior scalability may attract broader adoption, thereby reducing bitcoin’s relative attractiveness or limiting its potential as an alternative payment system or digital store of value. Any of these risks, individually or collectively, could materially and adversely affect the acceptance and market value of bitcoin, consequently impacting the value of Fund Shares.

Palladium Risk. Palladium is characterized by high price volatility due to its narrow supply base and concentrated demand profile. Demand is heavily concentrated in the automotive sector, where palladium is used in catalytic converters for gasoline engines. Shifts in automotive technology, such as increased adoption of electric vehicles, substitution with platinum or other materials, or changes in environmental regulations, can materially impact palladium demand. Limited above-ground stockpiles and a relatively illiquid market further amplify price swings. Supply is dominated by a small number of producing countries, particularly Russia and South Africa. This geographic concentration exposes palladium to significant geopolitical and operational risks. In Russia, palladium production is dominated by a small number of companies, and supply can be disrupted by political instability, sanctions, trade restrictions or government policy shifts. International tensions and sanctions currently related to Russia’s invasion of Ukraine, in particular, could impair the ability to export palladium, constraining global supply and driving volatility in prices. South Africa, meanwhile, faces risks tied to labor unrest, power shortages, infrastructure challenges, and political uncertainty, each of which can interrupt mining operations and exports. South Africa’s mining industry has historically been subject to frequent labor disputes, electricity shortages, regulatory uncertainty, and social unrest, all of which can result in production curtailments or export delays. These geopolitical risks, combined with the concentrated supply base, heighten palladium’s vulnerability to price shocks and may materially and adversely affect the value of palladium and investment products linked to it.

Platinum Risk. Platinum’s value is influenced by its limited and geographically concentrated supply, primarily from South Africa and Russia, and by its diverse industrial demand profile. Platinum is used extensively in the automotive industry for catalytic converters in diesel engines, in jewelry, and in chemical, petroleum and medical applications. Substitution dynamics between platinum and palladium in the automotive sector are a key driver of demand, as is the longer-term impact of shifts toward electric vehicles and renewable technologies. Supply is dominated by a small number of producing countries, particularly Russia and South Africa. This geographic concentration exposes palladium to significant geopolitical and operational risks. In Russia, platinum production is dominated by a small number of companies, and supply can be disrupted by political instability, sanctions, trade restrictions or government policy shifts. International tensions and sanctions currently related to Russia’s invasion of Ukraine, in particular, could impair the ability to export platinum, constraining global supply and driving volatility in prices. South Africa, meanwhile, faces risks tied to labor unrest, power shortages, infrastructure challenges, and political uncertainty, each of which can interrupt mining operations and exports. South Africa’s mining industry has historically been subject to frequent labor disputes, electricity shortages, regulatory uncertainty, and social unrest, all of which can result in production curtailments or export delays. These geopolitical risks, combined with the concentrated supply base, heighten palladium’s vulnerability to price shocks and may materially and adversely affect the value of platinum and investment products linked to it.

Silver Risk. Silver’s price is influenced by a combination of investment demand and industrial usage, making it more volatile and economically sensitive than gold. Unlike gold, which is driven primarily by monetary and investment factors, silver derives a substantial portion of its demand from industrial applications. These include electronics, semiconductors, medical instruments, and, increasingly, solar photovoltaic panels, where silver’s conductivity and durability make it a critical input in renewable energy technologies. As such, silver prices are heavily affected by global manufacturing cycles, energy transition policies and technological innovation. A slowdown in industrial activity, substitution with alternative materials, or technological advances that reduce silver intensity could materially reduce demand and depress prices. As it relates to supply, silver is often produced as a byproduct of mining for other metals such as copper, lead, and zinc, meaning its supply is less responsive to changes in silver prices. This byproduct dynamic can create supply-demand imbalances and exacerbate price swings. Furthermore, silver’s relatively smaller and less liquid market compared to gold makes it more vulnerable to speculative trading, investor sentiment, and short-term shifts in macroeconomic conditions such as inflation expectations, currency fluctuations and interest rate changes.

Active Management Risk. The Fund is actively managed, and its performance reflects investment decisions that the Adviser makes for the Fund. Such judgments about the Fund’s investments may prove to be incorrect. If the investments selected and the strategies employed by the Fund fail to produce the intended results, the Fund could underperform as compared to other funds with similar investment objectives and/or strategies, or could have negative returns.

Commodity ETPs Risk. The Fund will invest in shares issued by Commodity ETPs. Such ETPs are not registered under the 1940 Act and therefore investors in shares of such ETPs are not given the protection offered by 1940 Act-registered investment vehicles. Additionally, their sponsors are not registered with the SEC as investment advisers and, therefore, are not subject to SEC regulation in that capacity regarding their activities related to managing the Commodity ETPs. Moreover, the Commodity ETPs are not classified as commodity pools under the CEA, and consequently, the sponsors are not regulated by the CFTC as commodity pool operators or commodity trading advisors with respect to their operation of the Commodity ETPs.

For those Commodity ETPs structured as Canadian ETPs, the shares of such ETPs are registered with the OSC and not the SEC. Canadian investment companies are generally subject to less stringent regulations than U.S. investment companies. While Canadian ETPs are subject to regulations set by the OSC, such rules are less burdensome than U.S. requirements, including much less prescriptive disclosure requirements. Additionally, Canada does not have an equivalent to the 1940 Act, resulting in fewer operational constraints on Canadian investment companies. Additionally, the Canadian ETPs are structured as closed-end mutual funds. Shares of closed-end mutual funds trade on exchanges at market prices rather than net asset value and cannot be redeemed on demand. Accordingly, closed-end mutual fund shares may trade at a price greater than net asset value (premium) or less than net asset value (discount).

For those Commodity ETPs structured as European ETPs, the shares of such ETPs are subject to the regulatory frameworks and oversight of the jurisdictions in which they are organized and listed, which may differ significantly from U.S. or Canadian standards. Disclosure and reporting requirements applicable to European ETPs may be less comprehensive or less frequent than those required for similar products in the United States or Canada. The legal and regulatory environment for cryptocurrencies and related ETPs in Europe is evolving and may be subject to significant change, which could adversely affect the value, liquidity, and regulatory status of these investments. In addition, differences in market practices, trading hours, and settlement procedures in European markets may present additional risks to investors. Investments in European ETPs may present additional valuation risks arising from differences in trading hours between European exchanges and the Fund’s valuation schedule. European ETPs are typically listed and traded on European regulated markets, which may be closed at the time the Fund is required to value its assets. As a result, the most recent available market price for such ETPs may be stale and may not accurately reflect the current value of their underlying assets. This may be especially true for European ETPs investing principally in cryptocurrencies, which trade continuously on global markets, including outside of European exchange hours. This discrepancy may lead to challenges in determining the fair value of the Fund’s holdings in European ETPs, and may result in the Fund’s net asset value not fully reflecting the real-time market value of the underlying assets. This risk is especially acute given the volatility of cryptocurrencies.

Commodity Miner ETFs Risk. The Fund will invest in shares issued by Commodity Miner ETFs. These ETFs are registered under the 1940 Act and are subject to many of the same risks as the Fund, including Market Risk, Current Market Conditions Risk, Cybersecurity Risk, Operational Risk and Structural ETF Risk. Please note that as a shareholder in such ETFs, the Fund, like all shareholders in ETFs, will be responsible for paying its pro-rata share of the expenses of such ETFs. In addition, such ETFs invest at least 80% of their assets in securities issued by Precious Metal Mining Companies or ETFs that utilize derivatives to provide inverse or leveraged exposure to Precious Metal Mining Companies. Depending on the underlying asset of such ETFs, Commodity Miner ETFs may also be subject to Gold Risk or Silver Risk. These ETFs are also subject to the risks inherent in investments in Mining Companies, set forth below in “Mining Companies Risk.”

Concentration Risk. The Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than the market as a whole, to the extent that the Fund’s investments are concentrated in investments that provide exposure to gold.

Counterparty Risk. Fund transactions involving a counterparty are subject to the risk that the counterparty will not fulfill its obligation to the Fund. Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed.

Currency Risk. Investments in currencies involve significant risks that may affect the value of Fund Shares. The Fund’s exposure to foreign currencies subjects it to fluctuations in currency exchange rates relative to the U.S. dollar. Changes in currency values can occur rapidly and unpredictably due to a variety of factors, including changes in interest rates, monetary policy, inflation, political or economic developments, and market perceptions of governmental stability. The Fund is also be exposed to risks associated with government intervention in currency markets, currency controls or restrictions on the repatriation of investment income or capital. The Fund’s net asset value may decline if the value of a non-U.S. currency falls relative to the U.S. dollar.

Current Market Conditions Risk. Current market conditions risk is the risk that a particular investment, or Fund Shares in general, may fall in value due to current market conditions. As a means to fight inflation, which remains at elevated levels, the Federal Reserve and certain foreign central banks have raised interest rates; however, the Federal Reserve has recently lowered interest rates and may continue to do so. U.S. regulators have proposed several changes to market and issuer regulations which would directly impact the Fund, and any regulatory changes could adversely impact the Fund’s ability to achieve its investment strategies or make certain investments. Recent and potential future bank failures could result in disruption to the broader banking industry or markets generally and reduce confidence in financial institutions and the economy as a whole, which may also heighten market volatility and reduce liquidity. Additionally, challenges in commercial real estate markets, including rising interest rates, declining valuations and increasing vacancies, could have a broader impact on financial markets. The ongoing adversarial political climate in the United States, as well as political and diplomatic events both domestic and abroad, have and may continue to have an adverse impact the U.S. regulatory landscape, markets and investor behavior, which could have a negative impact on the Fund’s investments and operations. The change in administration resulting from the 2024 United States national elections could result in significant impacts to international trade relations, tax and immigration policies, and other aspects of the national and international political and financial landscape, which could affect, among other things, inflation and the securities markets generally. Other unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy. For example, ongoing armed conflicts between Russia and Ukraine in Europe and among Israel, Iran, Hamas and other militant groups in the Middle East, have caused and could continue to cause significant market disruptions and volatility within the markets in Russia, Europe, the Middle East and the United States. The hostilities and sanctions resulting from those hostilities have and could continue to have a significant impact on certain Fund investments as well as Fund performance and liquidity. The economies of the United States and its trading partners, as well as the financial markets generally, may be adversely impacted by trade disputes, including the imposition of tariffs, and other matters. For example, the United States has imposed trade barriers and restrictions on China. In addition, the Chinese government is engaged in a longstanding dispute with Taiwan, continually threatening an invasion. If the political climate between the United States and China does not improve or continues to deteriorate, if China were to attempt invading Taiwan, or if other geopolitical conflicts develop or worsen, economies, markets and individual securities may be adversely affected, and the value of the Fund’s assets may go down. A public health crisis and the ensuing policies enacted by governments and central banks may cause significant volatility and uncertainty in global financial markets, negatively impacting global growth prospects. As the COVID-19 global pandemic illustrated, such events may affect certain geographic regions, countries, sectors and industries more significantly than others. Advancements in technology may also adversely impact markets and the overall performance of the Fund. For instance, the economy may be significantly impacted by the advanced development and increased regulation of artificial intelligence. Additionally, cyber security breaches of both government and non-government entities could have negative impacts on infrastructure and the ability of such entities, including the Fund, to operate properly. These events, and any other future events, may adversely affect the prices and liquidity of the Fund’s portfolio investments and could result in disruptions in the trading markets.

Custody Risk. The value of the Fund’s investments in such Commodity ETPs is directly dependent on the ability of the ETPs and their custodians to securely store the underlying assets. Precious metals and digital assets (such as bitcoin) are attractive targets for theft, fraud, cyberattacks and other forms of misappropriation. While custodians generally maintain vaulting, technological safeguards, and auditing procedures, no set of protections can eliminate the risk of loss, breach or operational failure. In the case of digital assets such as bitcoin, custodians face heightened risks associated with hacking, malware and unauthorized access to private keys. Assets held in pooled or omnibus accounts, including trading accounts that are not fully segregated, may be particularly vulnerable to counterparty default, commingling, or insolvency. A significant custody breach, whether involving the theft, loss, or destruction of underlying gold, silver, platinum, palladium or bitcoin, could result in catastrophic losses for the affected ETP, impair its ability to meet redemption requests and materially reduce its net asset value. In turn, the Fund’s investment in such ETPs could suffer substantial or total losses, regardless of broader market conditions. Because the Fund relies on third-party custodians selected by the ETPs, it has limited ability to control or monitor the implementation of security procedures, and there can be no assurance that custodians will be successful in safeguarding the assets.

Cybersecurity Risk. The Fund is susceptible to operational risks due to breaches in cybersecurity. A breach in cybersecurity refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption, or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures, and/or financial loss. Cybersecurity breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding but may also result from outside attacks such as denial-of-service attacks due to efforts to make network services unavailable to intended users. In addition, cybersecurity breaches of the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or the issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cybersecurity breaches. Although the Fund has established risk management systems designed to reduce the risks associated with cybersecurity, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cybersecurity systems of issuers or third-party service providers.

Debt Securities Risk. Investments in debt securities subject the holder to the credit risk of the issuer. Credit risk refers to the possibility that the issuer or other obligor of a security will not be able or willing to make payments of interest and principal when due. Generally, the value of debt securities will change inversely with changes in interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. During periods of falling interest rates, the income received by the Fund may decline. If the principal on a debt security is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. Debt securities generally do not trade on a securities exchange making them generally less liquid and more difficult to value than common stock.

Equity Securities Risk. Equity securities are subject to changes in value, and their values may be more volatile than those of other asset classes. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant equity market, such as market volatility, or when political or economic events affecting an issuer occur. Common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Common stocks generally subject their holders to more risks than preferred stocks and debt securities because common stockholders’ claims are subordinated to those of holders of preferred stocks and debt securities upon the bankruptcy of the issuer.

Leveraged or Inverse ETF/ETP Risk. Inverse and leveraged ETPs/ETFs seek daily investment results that correspond to a multiple (positive or negative) of the daily performance of a specific benchmark. They are designed to rise or fall in price based on the direction and magnitude of the underlying benchmark’s daily movements. While they are subject to many of the same risks as traditional ETPs/ETFs, inverse and leveraged ETPs/ETFs “reset” over short periods of time, typically daily, meaning they are designed to deliver their stated returns only for the length of their reset periods, and are not intended to achieve their stated objectives intraday or over periods longer than the reset period. Due to the structure of these products, their rebalancing methodologies, and the effect of compounding, extended holdings beyond the reset period can lead to results that differ significantly from the benchmark’s average return or simple multiple over the same period. This difference can be magnified in volatile markets. Additionally, inverse and leveraged ETPs/ETFs may have lower trading volumes, may be less tax efficient than traditional ETPs/ETFs, and may be subject to additional regulation. To the extent that these ETPs/ETFs invest in derivatives, investments in such ETPs/ETFs will be subject to the risks associated with derivatives. For these reasons, inverse and leveraged ETPs/ETFs are typically considered to be riskier investments than traditional ETPs/ETFs.

Liquidity Risk. The Fund may have investments that it may not be able to dispose of or close out readily at a favorable time or price (or at all), or at a price approximating the Fund’s valuation of the investment. For example, certain investments may be subject to restrictions on resale, may trade over-the-counter or in limited volume, or may not have an active trading market. Illiquid securities may trade at a discount from comparable, more liquid investments and may be subject to wide fluctuations in market value. It may be difficult for the Fund to value illiquid securities accurately. The market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. If the Fund needed to sell a large block of illiquid securities to meet shareholder redemption request or to raise cash, these sales could further reduce the investment’s prices and adversely affect performance of the Fund. Disposal of illiquid securities may entail other transaction costs that are higher than those for liquid securities.

Mining Companies Risk. Companies engaged in mining activities are subject to significant risks and uncertainties. Their revenues are highly dependent on the market price of the mined output, which can be volatile and driven by global economic conditions, investor sentiment, technological change and geopolitical developments. Mining operations are capital-intensive and energy-intensive, exposing companies to fluctuations in power costs, equipment availability and financing access. Operational challenges such as equipment failure, downtime, environmental incidents, labor disputes or community opposition can materially reduce output and increase costs. Companies also face evolving regulatory, permitting, tax, and environmental compliance requirements, any of which may restrict operations or impose costly obligations. In addition, concentration of production at limited sites or reliance on a small number of customers, contractors, or counterparties heightens business interruption and credit risk. There can be no assurance that companies will maintain profitability, secure adequate resources, or sustain operations under adverse market or regulatory conditions.

New Fund Risk. The Fund is a recently organized investment company with a limited operating history. As a result, prospective investors have a limited track record or history on which to base their investment decision.

Non-Diversification Risk. As a “non-diversified” fund, the Fund may hold a smaller number of portfolio securities than many other funds. To the extent the Fund invests in a relatively small number of issuers, a decline in the market value of a particular security held by the Fund may affect its value more than if it invested in a larger number of issuers. The value of the Fund Shares may be more volatile than the values of shares of more diversified funds.

Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology, or systems failures. The Fund relies on third parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. Although the Fund and the Adviser seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

Options Risk. The use of options involves investment strategies and risks different from those associated with ordinary portfolio securities transactions and depends on the ability of the Adviser or Sub-Adviser to forecast market movements correctly. The prices of options are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, or in interest or currency exchange rates, including the anticipated volatility, which in turn are affected by fiscal and monetary policies and by national and international political and economic events. As a seller (writer) of a put option, the seller will tend to lose money if the value of the reference index or security falls below the strike price. As the seller (writer) of a call option, the seller will tend to lose money if the value of the reference index or security rises above the strike price. As the buyer of a put or call option, the buyer risks losing the entire premium invested in the option if the buyer does not exercise the option. The effective use of options also depends on the Fund’s ability to terminate option positions at times deemed desirable to do so. There is no assurance that the Fund will be able to effect closing transactions at any particular time or at an acceptable price. In addition, there may at times be an imperfect correlation between the movement in values of options and their underlying reference assets and there may at times not be a liquid secondary market for certain options. Options may also involve the use of leverage, which could result in greater price volatility than other markets.

Section 351 Tax Risks. The Fund was initially formed through a transaction that was intended to qualify as a non-taxable transaction under Section 351 of the Internal Revenue Code of 1986, as amended (the “Code”). Assuming such transaction was successful, the Fund will inherit the bases of the assets contributed by the initial contributors. The bases of these assets may be below fair market value at the time of the contribution. A sale of the contributed assets could result in a higher level of gain recognition to the Fund than would have occurred if the initial contributors had contributed cash and the Fund had purchased the same assets in the market. Such additional gain may require the Fund to make greater distributions than would otherwise be required, and, potentially, reduce the shareholders’ return on investment. A Section 351 transaction with multiple contributors requires that certain facts would be true in respect of all the initial contributors. If the required conditions are not true in respect of any of the initial contributors, the Section 351 transaction may fail in respect of all the initial contributors, resulting in the initial contributors recognizing gain or loss on the exchange of assets for Fund Shares. If the Section 351 transaction is disqualified, the Fund may have higher bases in its assets that is reflected on its records, reducing the amount of gain recognized by the Fund, and converting some distributions that were thought to be capital gain distributions to return of capital distributions. Both the Fund and shareholders may need to amend prior returns if such a result were to occur.

Structural ETF Risks. The Fund is an ETF. Accordingly, it is subject to certain risks associated with its unique structure.

Active Market Risk. Although Fund Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for Fund Shares will develop or be maintained. Fund Shares trade on the Exchange at market prices that may be below, at or above the Fund’s net asset value. Securities, including Fund Shares, are subject to market fluctuations and liquidity constraints that may be caused by such factors as economic, political, or regulatory developments, changes in interest rates, and/or perceived trends in securities prices. Fund Shares could decline in value or underperform other investments.

Authorized Participant Concentration Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund, and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions. The Fund has a limited number of institutions that may act as Authorized Participants on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable to proceed with creation or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem, Fund Shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting. Authorized Participant concentration risk may be heightened for ETFs, such as the Fund, which invest in securities issued by non-U.S. issuers or other securities or instruments that have lower trading volumes.

Costs of Buying and Selling Fund Shares. Due to the costs of buying or selling Fund Shares, including brokerage commissions imposed by brokers and bid-ask spreads, frequent trading of Fund Shares may significantly reduce investment results, and an investment in Fund Shares may not be advisable for investors who anticipate regularly making small investments.

Premium/Discount Risk. As with all exchange-traded funds, Fund Shares may be bought and sold in the secondary market at market prices. The trading prices of Fund Shares in the secondary market may differ from the Fund’s daily net asset value per share, and there may be times when the market price of the shares is more than the net asset value per share (premium) or less than the net asset value per share (discount). This risk is heightened in times of market volatility or periods of steep market declines.

Sovereign Debt Securities Risk. Sovereign debt securities are issued or guaranteed by governmental entities. Investments in such securities are subject to the risk that the relevant sovereign government or governmental entity may delay or refuse to pay interest or repay principal on its debt. Such delays or refusals may be due to cash flow problems, insufficient foreign currency reserves, political considerations, the size of its debt relative to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. A governmental entity may default on its obligations or may require renegotiation as to maturity or interest rate units of debt payments. Any restructuring of a sovereign debt obligation held by the Fund will likely have a significant adverse effect on the value of the obligation. A restricting or default of sovereign debt security may cause additional impacts on financial markets such as downgrades to credit ratings, disruptions in trading markets, reduced liquidity and increase volatility. Additionally, the Fund may be unable to pursue legal action against the sovereign issuer or to realize on collateral securing the debt. The sovereign debt of many non-U.S. governments, including their sub-divisions and instrumentalities, is rated below investment-grade.

Structured Products Risk. The Fund may invest in structured products issued by financial institutions, which provide returns linked to the performance of reference assets such as precious metals or cryptocurrencies. Structured products are complex financial instruments that may include derivatives and are designed to achieve specific risk-return profiles, such as limiting losses or capping gains relative to the underlying reference asset. Investments in such products involve significant risks, including issuer credit risk. Structured products are unsecured obligations of the issuing financial institution and the Fund may lose some or all of its investment if the issuer becomes insolvent. Such products also typically seek to modify the performance of the underlying reference asset by using features such as loss limits, gain caps or participation rates. Such features may result in the Fund receiving less than the full appreciation of the reference asset or incurring greater losses than a direct investment. Structured products may be illiquid and not actively traded in secondary markets, potentially affecting the Fund’s ability to sell such products at desired times or prices. In addition, the value of structured products may be difficult to determine, particularly if there is no active secondary market. Structured products may involve complex terms, conditions, and payoff structures that are difficult to understand and evaluate, and the lack of transparency regarding the underlying components, calculation methodologies, and risk exposures may increase the risk of unexpected losses. Lastly, the tax treatment of structured products may be uncertain and subject to change.

Tax Risk. The Fund intends to elect and to qualify each year to be treated as a regulated investment company (“RIC”) under Subchapter M of the Code. As a RIC, the Fund will not be subject to U.S. federal income tax on the portion of its net investment income and net capital gain that it distributes to shareholders, provided that it satisfies certain requirements of the Code. If the Fund does not qualify as a RIC for any taxable year and certain relief provisions are not available, the Fund’s taxable income will be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. The Fund’s portfolio will be actively managed throughout certain periods of the year in seeking to comply with requirements set forth in the Code that allow it to qualify as a RIC. In the event, for whatever reason, that the Fund’s portfolio cannot be managed so as to comply with such requirements, the Fund may not qualify as a RIC. Accordingly, the Fund is subject to a higher degree of tax risk than many other funds. Investors that do not understand this risk and/or do not wish to invest in an investment product subject to higher degrees of tax risk should not purchase Fund Shares. Certain of the Fund’s investments may produce income that do not satisfy the RIC income requirements. In general, a RIC must have no more than 10% of its gross income from non-qualifying sources. Subject to certain reasonable cause exceptions, if the Fund has over 10% of its gross income from non-qualifying sources in any taxable year, it will be taxed as a corporation and subject to the regular corporate income tax. A failure to qualify as a RIC may also subject the Fund to certain excise taxes on redemptions of Fund Shares.

Valuation Risk. The Fund may hold securities or other assets that may be valued on the basis of factors other than market quotations. This may occur because the asset or security does not trade on a centralized exchange or in times of market turmoil or reduced liquidity. This may also occur if the Adviser determines that the value of an asset or security is stale or unreliable. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” assets or securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund at that time. The Fund’s ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers. This risk is heightened for Fund investments in European ETPs. European ETPs are typically listed and traded on European regulated markets, which may be closed at the time the Fund is required to value its assets. As a result, the most recent available market price for such ETPs may be stale and may not accurately reflect the current value of their underlying assets. This may be especially true for European ETPs investing principally in cryptocurrencies, which trade continuously on global markets, including outside of European exchange hours. This discrepancy may lead to challenges in determining the fair value of the Fund’s holdings in European ETPs, and may result in the Fund’s net asset value not fully reflecting the real-time market value of the underlying assets. This risk is especially acute given the volatility of cryptocurrencies.

Volatility Risk. The Fund is expected to experience significant volatility as a result of its exposure to precious metals and cryptocurrencies. Each of these assets is subject to substantial price fluctuations driven by distinct and, at times, uncorrelated factors. While certain of these assets are influenced by global supply and demand dynamics, macroeconomic conditions, currency fluctuations, interest rate changes, inflation expectations, and geopolitical events, others, such as bitcoin, are primarily affected by market sentiment, regulatory developments, technological risks and speculative trading activity. Silver, platinum and palladium are additionally impacted by cyclical industrial demand, substitution effects, and concentrated supply sources, which may amplify volatility. Cryptocurrencies have historically exhibited extreme short-term price swings relative to precious metals, reflecting the evolving regulatory environment, technological infrastructure and concentration of holdings. Correlations among these assets can shift unexpectedly, particularly during periods of market stress, resulting in price movements that may be more severe than those experienced by traditional asset classes. As a result, the Fund’s net asset value may fluctuate significantly over short periods of time, and investors in the Fund should be prepared for the possibility of substantial losses.

Performance

As of the date of this prospectus, the Fund has not yet commenced operations and therefore does not have a performance history. Once available, the Fund’s performance information will be accessible on the Fund’s website at https://www.BPROetf.com and will provide some indication of the risks of investing in the Fund.

Management

Investment Adviser: Bitwise Investment Manager, LLC

Investment Sub-Adviser: Proficio Capital Partners LLC

Portfolio Managers: Robert Haber, CFA, Matthew Wosk, Sheldon Hanau, Gregory Burke, CFA and Reed Malas, CFA are the individuals that are primarily and jointly responsible for the day-to-day management of the Fund. Each has served as portfolio manager since the Fund’s inception in January 2026.

Purchase and Sale of Fund Shares

The Fund will issue (or redeem) Fund Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of Fund Shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities and/or cash.

Individual Fund Shares may only be purchased and sold on the Exchange, other national securities exchanges, electronic crossing networks, and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at NAV, Fund Shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling Fund Shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Fund Shares (bid) and the lowest price a seller is willing to accept for Fund Shares (ask) (the “bid-ask spread”). Recent information regarding the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads is available at https://www.BPROetf.com.

Tax Information

The Fund’s distributions are expected to be taxed as ordinary income, qualified dividend income, and/or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Any withdrawals made from such tax-advantaged arrangement may be taxable to you.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser, Foreside Fund Services, LLC, the Fund’s distributor, may pay the intermediary for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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